Conservative Allocation Portfolio
Schedule of Investments (unaudited)
As of March 31, 2025
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (23.0%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,442,128	96,089
Vanguard Extended Market Index Fund Admiral Shares	101,737	13,304
		109,393
International Stock Fund (16.1%)
Vanguard Total International Stock Index Fund Admiral Shares	2,302,820	76,776
U.S. Bond Fund (42.8%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	19,627,793	203,540
International Bond Fund (18.1%)
Vanguard Total International Bond Index Fund Admiral Shares	4,425,670	86,168
Total Investment Companies (Cost $495,415)		475,877
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 4.342% (Cost $338)	3,383	338
Total Investments (100.1%) (Cost $495,753)		476,215
Other Assets and Liabilities—Net (-0.1%)		(322)
Net Assets (100%)		475,893
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At March 31, 2025, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Mar. 31, 2025 Market Value ($000)
Vanguard Extended Market Index Fund	15,679	232	1,296	620	(1,931)	47	—	13,304
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	1	—	338
Vanguard Total International Bond Index Fund	85,439	1,699	263	(1)	(706)	529	—	86,168
Vanguard Total International Stock Index Fund	72,098	3,705	2,922	490	3,405	228	—	76,776
Vanguard Variable Insurance Funds—Equity Index Portfolio	97,619	7,634	1,576	658	(8,246)	1,130	2,178	96,089
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	198,143	11,013	3,975	95	(1,736)	7,004	—	203,540
Total	468,978	24,283	10,032	1,862	(9,214)	8,939	2,178	476,215
1	Not applicable—purchases and sales are for temporary cash investment purposes.